UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:

[X]  Preliminary Information Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
        14c-5(d)(2))

[X]  Definitive Information Statement

                            NORTHRIDGE VENTURES LTD.
                (Name of Registrant As Specified In Its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)     Title of each class of securities to which transaction applies:

     (2)     Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)     Proposed maximum aggregate value of transaction:

     (5)     Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:

     (2)     Form, Schedule or Registration Statement No.:

     (3)     Filing Party:

     (4)     Date Filed:

                            NORTHRIDGE VENTURES INC.
                       2325 Hurontario Street, Suite 204
                         Mississauga, Ontario  L5A 4K4
                                 (647) 294-8537

              NOTICE OF WRITTEN CONSENT TO ACTION BY STOCKHOLDERS

July __, 2010

This notice and the accompanying information statement is being furnished to the stockholders of Northridge Ventures Inc., a Nevada corporation (the "Company") with respect to a written consent to action received from the holders of 69% of the issued and outstanding shares of the Company's Common Stock adopting resolutions approving the amendment of the Company's Articles of Incorporation to increase the authorized Common Stock from 80 million shares with a par value of $0.0001 to 800 million shares with a par value of $0.0001.

Only Company stockholders of record as at 8:00 a.m. on July 12, 2010, are entitled to receive this Information Statement.

The amendment will become effective on the earlier of (i) 21 days from the date the accompanying information statement is first mailed to the stockholders, or,
(ii) such later date as approved by our board of directors, in its sole discretion. The amendment will become effective through the filing of a Certificate of Amendment with the Secretary of State of Nevada.

Your vote or consent is not requested or required, and our board of directors is not soliciting your proxy. Section 78.320 of the Nevada Revised Statutes and the Company's Bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action. The written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve these matters.

The accompanying information statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

                                             By Order of the Board of Directors


                                             /s/ Caroline Rechia
                                             Caroline Rechia
                                             President, CEO and Director




                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                            NORTHRIDGE VENTURES INC.
                       2325 Hurontario Street, Suite 204
                          Mississauga, Ontario  L5A 4K
                                 (647) 294-8537

                             INFORMATION STATEMENT

               Date first mailed to stockholders:  July __, 2010

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

ABOUT THIS INFORMATION STATEMENT

INTRODUCTION

This information statement (the "Information Statement") has been filed with the Securities and Exchange Commission (the "SEC") and is being mailed or otherwise furnished to the registered stockholders of Northridge Ventures Inc., a Nevada corporation (the "Company," "we," or "us"), solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended, that the holders of a majority of the issued and outstanding shares of the Company's Common Stock (the "Common Stock") have executed a written consent to action approving an increase in the Company's authorized Common Stock from 80 million shares to 800 million shares.

The proposed amendment was approved by resolution of our board of directors on July 12, 2010. In order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the proposed amendment as quickly as possible, our board of directors resolved to proceed with the corporate action by obtaining a written consent to action from stockholders holding a majority of the voting rights of the Common Stock.

This Information Statement is dated July __, 2010 and is first being mailed to stockholders on or about July __, 2010. Only stockholders of record at 8:00 a.m. on July 12, 2010 (the "Record Date") are entitled to receive this Information Statement.

PROPOSED  AMENDMENT  TO  INCREASE  THE  NUMBER  OF  AUTHORIZED  COMMON  SHARES

On the Record Date, the Company's board of directors approved, deemed it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's voting stock for action by written consent an amendment to Section 5.1 of Article 5 of the Company's Articles of Incorporation to effect an increase in authorized Common Stock from 80 million shares with a par value of $0.0001 to 800 million shares with a par value of $0.0001. The proposed amendment was approved by written consent of a majority of the Company's stockholders on the Record Date. A certified copy of the consent to action is attached to this Information Statement as Appendix A.

The board of directors believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of Common Stock in an amount adequate to provide for the Company's future needs. The availability of these additional shares will enhance the Company's flexibility in connection with public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes, and will allow such shares to be issued without the expense and delay of a special stockholders' meeting, unless such action is required by applicable law or rules of any stock exchange on which the Company's securities may then be listed. Management of the Company is at all times investigating additional sources of financing that the board of directors believes will be in the Company's best interests and in the best interests of the stockholders of the Company.

The shares of Common Stock do not carry any pre-emptive rights. The adoption of the proposed amendment to increase the Company's authorized share capital will not of itself cause any changes in the Company's capital accounts.

The increase in authorized share capital will not have any immediate effect on the rights of existing stockholders. However, the board of directors will have the authority to issue authorized shares of Common Stock without requiring future approval from the stockholders of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares of Common Stock are issued in the future, they will decrease the existing stockholders' percentage equity ownership interests and, depending upon the price at which such shares of Common Stock are issued, could be dilutive to the existing stockholders. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of the Common Stock.

Management of the Company does not currently have any plans, proposals or arrangements to issue any of the newly-authorized shares of Common Stock for any purpose, including future acquisition or financings.

APPROVAL  OF  THE  WRITTEN  CONSENT  RESOLUTIONS

Section 78.320 of the Nevada Revised Statutes and the Company's bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action.

The shares of Common Stock are the only class of voting securities of the Company outstanding. As of the Record Date, the Company had 800,000 shares of Common Stock issued and outstanding. Each share of Common Stock carries one vote per share on all matters submitted to a vote of the stockholders.

At the Record Date two of our stockholders held 551,400 shares of Common Stock representing 69% of the voting rights of our stockholders. These two stockholders voted in favor of the proposed amendment by written consent on the Record Date, and since they had sufficient voting power to approve the proposed amendment through their ownership of capital stock, no consent or approval of the proposed amendment by any other stockholder was solicited.

The Company has obtained all necessary corporate approvals in connection with the proposed amendment and your consent is not required and is not being solicited in connection with the approval of the proposed amendment. No vote or other action is requested or required on your part.

EFFECTIVE  DATE

The proposed amendment will become effective on the earlier of (i) 21 days from the date this Information Statement is first mailed to the stockholders, or,
(ii) such later date as approved by our board of directors, in their sole discretion. The proposed amendment will become effective through the filing of a Certificate of Amendment with the Nevada Secretary of State.

DISSENTER'S  RIGHTS

Neither the Articles of Incorporation of the Company nor its bylaws, nor the Nevada Revised Statutes provide for dissenters' rights of appraisal in connection with the aforementioned resolutions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information concerning ownership of the Company's securities by (i) each Director, (ii) each executive officer, (iii) all directors and executive officers as a group; and (iv) each person known to the Company to be the beneficial owner of more than five percent of each class:

The number and percentage of shares beneficially owned includes any shares as to which the named person has sole or shared voting power or investment power and any shares that the named person has the right to acquire within 60 days.

--------------------------------------------------------------------------------
                                                    BENEFICIAL OWNERSHIP
NAME OF BENEFICIAL OWNER                          SHARES     PERCENTAGE OF CLASS
--------------------------------------------------------------------------------

Caroline Rechia                                  300,000               38%
c/o Northridge Ventures Inc.
2325 Hurontario Street, Suite 204
Mississauga, Ontario  L5A 4K
--------------------------------------------------------------------------------

All directors and executive officers,            300,000               38%
 as a group (1 persons)
--------------------------------------------------------------------------------

Gisela Mills                                     251,400               31%
c/o Northridge Ventures Inc.
2325 Hurontario Street, Suite 204
Mississauga, Ontario  L5A 4K
--------------------------------------------------------------------------------

All beneficial owners of more than               251,400               31%
5% of the Company's Common Stock (1 person)
--------------------------------------------------------------------------------

PROPOSALS BY SECURITY HOLDERS

There  are  no  proposals  by  any  security  holders.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of the Company's directors or officers at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment that is not shared by all other holders of the Company's Common Stock. Our board of directors and majority stockholders approved the proposed amendment on the Record Date. No other security holder entitled to vote at a stockholders' meeting or by written consent has submitted to the Company any proposal for consideration by the Company or its board of directors.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Stockholders may also address future requests regarding delivery of Information Statements and annual reports by contacting us at the address noted above.

ADDITIONAL INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information the Company files at the Securities and Exchange Commission's public reference room in Washington, D.C. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Company's filings with the Securities and Exchange Commission are also available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at "http://www.sec.gov."

July __, 2010            By Order of the Board of Directors

                         /s/ Caroline Rechia
                         Name: Caroline Rechia
                         Title:  Chief Executive Officer, President and Director

                      CERTIFIED COPY OF CONSENT TO ACTION
                                       OF
                              THE STOCKHOLDERS OF
                            NORTHRIDGE VENTURES INC.
                             (A NEVADA CORPORATION)

RESOLVED THAT:

1. Section 5.1 of Article 5 of the Corporation's Articles of Incorporation be amended to state as follows:

Section 5.1 The aggregate number of shares that the Corporation shall have authority to issue is ONE BILLION (1,000,000,000) shares, consisting of (i) EIGHT HUNDRED MILLION (800,000,000) shares of Common Stock, par value $0.0001 per share (the "Common Stock"); and TWO HUNDRED MILLION (200,000,000) shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

2. Any officer of the Corporation be, and hereby is, authorized to execute and deliver, in the name and on behalf of the Corporation, and under its corporate seal, or otherwise, any and all agreements, certificates, authorizations and other instruments and documents, with such changes as the officer executing the same shall deem necessary or appropriate and to take any and all action and do any and all things as shall be necessary or appropriate to carry out the intent and accomplish the purpose of the foregoing resolutions.

3. The Board of Directors of the Corporation may revoke this consent to action before it is acted on without further approval of the stockholders.

The undersigned hereby certifies that the foregoing is a true and complete copy of a written consent to action by the stockholders of Northridge Ventures Inc. that was duly adopted on July 12, 2010 by stockholders holding a majority of the voting power, acting by written consent to action, pursuant to Section 320 of the Nevada General Corporation Law.

                                           /s/ Caroline Rechia
                                           Caroline Rechia
                                           President of Northridge Ventures Inc.